UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 9, 2014

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

    On April 9, 2014, the Board of Directors of USA Truck, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of November 12, 2012, by and between the Company and Registrar and Transfer Company, a New Jersey corporation, terminating the Rights Agreement and the associated Rights (as defined below).

    The Amendment accelerates the outside expiration date of the Company’s preferred share purchase rights (the “Rights”) from 5:00 p.m., New York City time, on November 21, 2014, to 5:00 p.m., New York City time, on April 11, 2014, and has the effect of terminating the Rights Agreement on the latter date.  At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

    The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on November 13, 2012, the Company filed a Certificate of Designations of Series A Junior Participating Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On April 10, 2014, the Company issued a press release announcing the Amendment. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of USA Truck, Inc.
4.1	Amendment No. 1 to Rights Agreement by and between USA Truck, Inc. and Registrar and Transfer Company, dated as of April 10, 2014.
99.1	Press Release of USA Truck, Inc., dated April 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	April 11, 2014	/s/ Clifton R. Beckham
Clifton R. Beckham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of USA Truck, Inc.

4.1	Amendment No. 1 to Rights Agreement by and between USA Truck, Inc. and Registrar and Transfer Company, dated as of April 10, 2014.

99.1	Press Release of USA Truck, Inc., dated April 10, 2014.